AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               AMH HOLDINGS, INC.


          AMH HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

          1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 19, 2004.

          2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL"), this Amended and Restated Certificate of Incorporation of the Corporation (this "Amended and Restated Certificate of Incorporation") has been duly adopted in accordance therewith, and amends, restates and integrates the provisions of the Certificate of Incorporation of the Corporation.

          3. This Amended and Restated Certificate of Incorporation was duly adopted by written consent of the stockholders of the Corporation in accordance with the applicable provisions of Sections 228, 242 and 245 of the DGCL and written notice of the adoption of this Amended and Restated Certificate of Incorporation has been given as provided by Section 228 of the DGCL to every stockholder entitled to such notice.

          4. The text of the Certificate of Incorporation is amended and restated by this Amended and Restated Certificate of Incorporation to read as herein set forth in full.

          FIRST: The name of the corporation is AMH Holdings, Inc.

SECOND: The registered office and registered agent of the Corporation in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

          THIRD: The purpose of the Corporation is to engage, directly or indirectly, in any lawful act or activity for which corporations may now or hereafter be organized under the Delaware General Corporation Law (the "DGCL") as from time to time in effect and to possess and exercise all of the powers and privileges granted by the DGCL.

          FOURTH:

          A. Authorized Capital Stock.

          1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is [---------] consisting of (i) [---------] shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock") and (ii) [---------] shares of Common Stock, par value $0.01 per share (the "Common Stock"). The Common Stock shall consist of (i) [--------------] of Class A, Series I (Voting) Common Stock (the "Class A Voting Common Stock"),
(ii) [---------] shares of Class A, Series II (Non-Voting) Common Stock (the "Class A

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Non-Voting Common Stock"), (iii) [--------] shares of Class B, Series I (Voting)
Common Stock (the "Class B Voting Common Stock" and, collectively with the Class A Voting Common Stock, the "Voting Common Stock"), and (iv) [--------] shares of Class B, Series II (Non-Voting) Common Stock (the "Class B Non-Voting Common Stock" and, collectively with the Class B Voting Common Stock, the "Class B Common Stock"; the Class B Non-Voting Common Stock, collectively with the Class
A Non-Voting Common Stock, the "Non-Voting Common Stock"). The number of authorized shares of any class or series of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class or series then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto) and no vote of the holders of any class or series of Common Stock or Preferred Stock voting separately as a class shall be required therefor.

          2. The Board of Directors of the Corporation is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock and/or the unissued shares of Common Stock, for one or more classes or series of Preferred Stock and/or one or more classes or series of Common Stock and, with respect to each such class or series, to fix the number of shares constituting such class or series and the designation of such class or series, the voting powers (if any) of the shares of such class or series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such class or series. The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock or Common Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other class or series of Common Stock or Preferred Stock at any time outstanding.

          3. Except as otherwise required by law, the holders of shares of Preferred Stock or Common Stock of any class or series, as applicable, shall be entitled only to such voting rights, if any, as shall be expressly granted thereto by this Amended and Restated Certificate of Incorporation (including any certificate of designations, pursuant to Section 151(g) of the DGCL, relating to such class or series).

          B. Common Stock. The voting powers, rights and qualifications, limitations or restrictions of each class of the Common Stock shall be identical in all respects except as otherwise set forth below. There follows certain specific rights, qualifications, limitations and restrictions pertaining to the various classes and series of Common Stock:

          1. Dividends. Subject to the provisions of law and the rights, if any of the holders of any outstanding class or series of Preferred Stock, no dividends or other distributions, whether payable in securities, in cash, in property or in shares of capital stock of the Corporation shall be declared or paid on the shares of any class or series of Common Stock unless an Equivalent Dividend (as hereinafter defined) per share is declared and paid on outstanding shares of all other classes or series of Common Stock and Preferred Stock. An "Equivalent Dividend," when used with reference to a dividend or distribution declared or paid on any class or series of Common Stock, shall mean a dividend in the same form and per share amount that is paid on another class or series of Common Stock, except that each class or series of Common Stock shall

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be considered to be identical to each other class or series in the case of dividends or distributions payable in capital stock or in debt or securities exchangeable or exercisable for, or convertible into, capital stock.

          2. Liquidation. Subject to the provisions of law and the rights, if any, of the holders of any outstanding class or series of Preferred Stock or any class or series of stock having a preference over or right to participate with the Common Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to the holders of Common Stock shall be distributed to each of the holders of shares of all classes and series of Common Stock ratably on the basis of the number of shares held by such holder, without any preference or priority of any class or series over any other class or series.

          3. Voting. (a) Except as otherwise required by law, the holders of shares of Class A Voting Common Stock and the holders of shares of Class B Voting Common Stock shall have one vote per share on all matters on which holders of Common Stock shall have the right or otherwise be entitled to vote upon. Except as otherwise provided by law, the holders of shares of Class A Non-Voting Common Stock and the holders of shares of Class B Non-Voting Common Stock shall have no right to vote on any matter presented to the stockholders of the Corporation, and the Class A Non-Voting Common Stock and Class B Non-Voting Common Stock shall not be included in determining the number of shares voting or entitled to vote on such matters.

          (b) If the holders of any shares of Class A Non-Voting Common Stock or Class B Non-Voting Common Stock are entitled, by reason of applicable law, to vote on any matter, either as a separate class or together with the holders of shares of Class A Voting Common Stock or Class B Voting Common Stock, as applicable, then, unless prohibited by applicable law, the holders of the shares of Class A Voting Common Stock and the holders of shares of Class B Voting Common Stock shall also have the right to vote, separately as a single class, thereon.

          4. Reclassification. Effective immediately and automatically upon the filing with the Secretary of State of the State of Delaware of (i) this Amended and Restated Certificate of Incorporation and (ii) a Certificate of Designations with respect to the Class A, Series I (Voting) Convertible Preferred Stock of the Company, par value $0.01 per share (the "Voting Preferred Stock") and the Class A, Series II (Non-Voting) Convertible Preferred Stock of the Company, par value $0.01 per share (the "Non-Voting Preferred Stock"), each outstanding share of the capital stock of the Corporation shall be reclassified, pursuant to
Section 242 of the DGCL, as follows:

          (a) each outstanding share of Class A Common Stock of the Corporation held by Harvest Partners III, L.P., Harvest Partners III
Beteilingungsgesellschaft Burgerlichen Rechts (Mit Haftungsbeschrankung), Harvest Partners IV, L.P. or Harvest Partners IV, GmbH & Co. KG (collectively, the "Harvest Shareholders") shall be and become (i) one share of Voting Preferred Stock and (ii) one share of Class B Voting Common Stock;

          (b) each share of Class A Common Stock of the Corporation issued upon the exercise after December [_] of options granted pursuant to pursuant to the AMH Holdings, Inc. 2004 Option Plan (the "Option Exercise Shares") as two shares of Non-Voting Preferred Stock;

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          (c) each share of Class A Common Stock of the Corporation (other than any Option Exercise Shares) held by Michael Caporale, Jr., Kenneth L. Bloom, D. Keith LaVanway or Dennis W. Vollmershausen (the "Management Shares") as two shares of Class B Non-Voting Common Stock.; and

          (d) each outstanding share of Class A Common Stock or Class B Common Stock of the Company, as applicable, held by shareholders of the Corporation that are not Harvest Related Shareholders (other than any Option Exercise Shares and any Management Shares) as (i) one share of Class A Non-Voting Preferred Stock and (ii) one share of Class B Non-Voting Common Stock.

          FIFTH:

          1. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, except as otherwise provided by law. The number of directors constituting the Board of Directors shall be fixed from time to time by, or in the manner provided in, the By-laws of the Corporation. Election of Directors need not be by written ballot unless the By-laws of the Corporation shall so provide. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any newly created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

          2. The Board of Directors of the Corporation shall be authorized to make, amend, alter, change, add to or repeal the By-Laws of the Corporation in any manner not inconsistent with the laws of the State of Delaware, subject to the power of the stockholders of the Corporation to amend, alter, change, add to or repeal the By-Laws made by the Board of Directors of the Corporation.

          SIXTH:

          1. To the fullest extent permitted by the laws of the State of
Delaware:

          (a) the Corporation shall indemnify any person (and such person's heirs, executors or administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, for and against all expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals.

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Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person described in such sentence in connection with any action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such action, suit or proceeding (or part thereof) by such person was authorized by the Board of Directors of the Corporation. The Corporation may indemnify any person (and such person's heirs, executors or administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, for and against all expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals.

          (b) the Corporation (i) shall promptly pay expenses incurred by any person described in the first sentence of subsection (a) of this Article Sixth,
Section 1 and (ii) may pay expenses incurred by any person whom the Corporation has determined to indemnify pursuant to the third sentence of subsection (a) of this Article Sixth, Section 1, in each case in defending any action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, including appeals, upon presentation of appropriate documentation.

          (c) The Corporation may purchase and obtain insurance on behalf of any person described in subsection (a) of this Article Sixth, Section 1 against any liability asserted against such person, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article Sixth, Section 1 or otherwise.

          (d) The provisions of this Article Sixth, Section 1 shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether or not arising from acts or omissions to act occurring before or after the adoption hereof. The provisions of this Article Sixth, Section 1 shall be deemed to be a contract between the Corporation and each director or officer who serves in such capacity at any time while this Article Sixth, Section 1 and the relevant provisions of the laws of the State of Delaware and other applicable law, if any, are in effect, and any repeal or modification hereof shall not affect any rights or obligations then existing with respect to any state of facts or any action, suit or proceeding then or theretofore existing, or any action, suit or proceeding thereafter brought or threatened based in whole or in part on any such state of facts. If any provisions of this Article Sixth, Section 1 shall be found to be invalid or limited in application by reason of any law or regulation, such finding shall not affect the validity of the remaining provisions hereof. The rights of indemnification provided in this Article Sixth, Section 1 shall neither be exclusive of, nor be deemed in limitation of, any rights to which an officer, director, employee or agent of the Corporation may otherwise be entitled or permitted by contract, this Certificate of Incorporation, vote of the stockholders or directors of the Corporation or otherwise, or as a matter of law, both as to actions in such person's official capacity and actions in any other capacity while holding such office, it being the policy of the Corporation that indemnification of any person whom the Corporation is obligated to indemnify pursuant to the first sentence of subsection (a) of this Article Sixth, Section 1 shall be made to the fullest extent permitted by law.

          (e) For purposes of this Article Sixth, references to "other enterprises" shall include, without limitation, employee benefit plans; references to "fines" shall include, without limitation, any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include, without limitation, any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries.

          2. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

          SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

          EIGHTH:

          1. In anticipation that Harvest Partners IV, LP and/or its affiliates (collectively, "Harvest") and Investcorp International S.A. and/or its affiliates (collectively, "Investcorp"), and certain partners, directors, officers, employees and agents of Harvest or Investcorp, respectively (each, a "Related Person"), will be substantial stockholders of the Corporation, and in anticipation that at some time in the future Harvest and/or Investcorp (including, without limitation, entities in which Harvest and/or Investcorp acquires an interest) may engage in the same or similar activities or lines of business as does the Corporation, and may thereby be interested in the same corporate opportunities as is the Corporation, and in recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with Harvest and Investcorp (including the service of Related Persons as officers and directors of the Corporation), the provisions of this Article Eighth are set forth pursuant to Section 122(17) of the DGCL to regulate and define the conduct of certain affairs of the Corporation as they may involve Harvest, Investcorp or Related Persons, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

          2. Neither Harvest nor Investcorp shall have any duty not to (i) engage in, acquire or possess an interest in any other business venture of any kind, nature or description, independently or with others, whether or not such ventures are competitive with or in the same or similar lines of business as that of the Corporation or (ii) engage in business or other dealing with persons or entities transacting business with the Corporation. To the fullest extent permitted by Section 122(17) of the DGCL, the Corporation hereby renounces any interest or expectancy of the Corporation to participate in any such venture or business of Harvest or

Investcorp, and acknowledges that none of Harvest, Investcorp or any Related Person shall be liable to the Corporation or its stockholders for breach of fiduciary duty solely by reason of the participation of Harvest or Investcorp, as applicable, in any such venture.

          3. In the event that Harvest or Investcorp acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for either Harvest or Investcorp, on the one hand, and the Corporation, on the other hand, neither Harvest nor Investcorp shall have any duty to offer or communicate information regarding such corporate opportunity to the Corporation. To the fullest extent permitted by Section 122(17) of the DGCL, the Corporation hereby renounces any interest or expectancy of the Corporation in any such corporate opportunity and acknowledges neither Harvest nor Investcorp shall be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation by reason of the fact that Harvest or Investcorp pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person or does not communicate information regarding such corporate opportunity to the Corporation.

          4. In the event that a Related Person serving as an officer or director of the Corporation acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both the Corporation, on the one hand, and Harvest or Investcorp, on the other hand, such officer or director shall have no duty to offer or communicate information regarding such corporate opportunity to the Corporation except as provided below. To the fullest extent permitted by Section 122(17) of the DGCL, the Corporation hereby renounces any interest or expectancy of the Corporation in any such corporate opportunity and acknowledges that such officer or director shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of the fact that Harvest or Investcorp pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person or does not communicate or offer information regarding such corporate opportunity to the Corporation; provided, however, that any corporate opportunity that is expressly offered to a Related Person in writing solely in his or her capacity as an officer or director of the Corporation shall belong to the Corporation.

          5. Any person or entity purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall he deemed to have notice of, and to have consented to, the provisions of this Article Eighth.

          NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

          IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed by a duly authorized officer of the Corporation this [_] day of December 2004.


                                     By:  ______________________________
                                          Name:
                                          Title: